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                                                  Exhibit 10.1

                    AMENDMENT NO. 1 TO THE
               SUPPLEMENTAL PENSION BENEFIT PLAN
          FOR CERTAIN EMPLOYEES OF AETNA SERVICES, INC.

Pursuant to Section 4.1 of the Supplemental Pension Benefit Plan for Certain Employees of Aetna Services, Inc. (the "Plan"), the
Plan is hereby amended, effective January 1, 1997, except as specifically noted otherwise, as follows:

1.  Section 1.6(b) is amended in its entirety to read as follows:

         "(b) With respect to Highly Leveraged Employees, other than Highly Leveraged Employees who are Aetna U.S. Healthcare general managers or sales employees, the following adjustment shall be made:

              (1)  For the period July 1, 1996 through June 30,
    1997, the Earnings of any Participant taken into account under the Plan shall not exceed $400,000;

              (2)  For the period July 1, 1997 through December
    31, 1997, the Earnings of any Participant taken into account under the Plan shall not exceed an amount equal to the limit on compensation imposed on qualified plans by Section
    401(a)(17) of the Code for 1997;

              (3)  For 1998 and subsequent Plan Years, the
    Earnings of any Participant taken into account under the Plan shall not exceed an amount equal to of twice the limit on compensation imposed on qualified plans by Section 401(a)(17) of the Code for that Plan Year."

2.  New Section 1.6(c) is added to read as follows:

         "(c) With respect to Highly Leveraged Employees who are
    Aetna U.S. Healthcare general managers or sales employees, the following adjustment shall be made:

              (1) For the period January 1, 1997 through December 31, 1997, the Earnings of any Participant taken into account under the Plan shall not exceed an amount equal to $300,000;

              (2)  For 1998 and subsequent Plan Years, the
    Earnings of any Participant who is a general manager taken into account under the Plan shall not exceed an amount equal to $300,000, and the Earnings of any Participant who is a sales employee taken into account under the Plan shall not exceed the limit on compensation imposed on qualified plans by
    Section 401(a)(17) of the Code for that Plan Year.


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3.  The last sentence of Section 1.6 is amended in its entirety to read as follows:

         "Consistent with the Retirement Plan, Earnings shall be determined as if no elective salary reduction had been made pursuant to Sections 125 and 401(k) of the Code, or pursuant to the Supplemental Incentive Savings Plan."

The purpose of this amendment is to further clarify the existing language of the Plan as in effect. The effective date of this amendment is January 1, 1996, but the rule stated in the added language shall apply for all years in which elective salary reductions have been made.

4.  Section 1.12 is amended in its entirety to read as follows:

         "1.12 'Highly Leveraged Employees' means employees whose compensation is highly leveraged by virtue the material emphasis by the Employer or a Participating Company, as the case may be, on variable or incentive pay, and who fall within one of the following groups: (a) Aeltus Investment Management investment and sales employees; (b) Portfolio Management Group investment employees (excluding real estate employees whose incentive targets are based on a company-wide bonus plan); (c) Aetna Retirement Services sales management and sales employees; and (d) Aetna U.S. Healthcare general managers and sales employees. Appendix B contains a non-exclusive list of Highly Leveraged Employees, but although it is the intention of the Company to update Appendix B from time to time, the failure to list an employee designated as a Highly Leveraged Employee will not prevent the inclusion of such employee as a Highly Leveraged Employee."

5.  Appendix B is amended to add the following persons and plans:

         "Aetna U.S. Healthcare
          _____________________

             General Managers Participating in General Manager
             __________________________________________________
             Incentive Plan:
             ______________

             Russ Dickhart            Amy Williams
             Frank McCauley           Joseph Blanford, III
             Timothy Brown            Michael Dobbs
             Kenneth Malcolmson       Michael Rogers
             Philip Pierce            Joseph (Lee) Sproiell
             Steve Wohlwend           Dean Hosmer
             Howard Kahn              Clifford Klima
             William Tait             Gail Koziara-Boudreaux
             Jon Glaudemans           Susan Squires
             Jerald Gooden            Paul Swenson
             Richard (Steve) Warrick


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         Sales Employees
         _______________

             Participants in the Following Incentive Plans:
             _____________________________________________

             - Aetna US Healthcare Sales Incentive Plan
             - Aetna US Healthcare Field General Managers Annual
               Incentive Plan
             - HAI Sales Director Plan
             - HAI Sales VP Plan"

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed this 31 day of December, 1996.
              __


                                          Aetna Services, Inc.

                                          By:/s/ Mary Ann Champlin
                                             _____________________
                                             Mary Ann Champlin
                                             Senior Vice President
                                             Aetna Human Resources




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